Exhibit 10.2

COMPANY SHAREHOLDER VOTING AGREEMENT

This COMPANY SHAREHOLDER VOTING AGREEMENT (this “Agreement”) is made and entered into as of September 30, 2022, by and among Asia Innovations Group Limited, an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the “Company”), Magnum Opus Acquisition Limited, an exempted company incorporated with limited liability under the Laws of Cayman Islands (“SPAC”), and the persons listed on Schedule A hereto (each, a “Company Shareholder” and collectively, the “Company Shareholders”).

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), dated as of the date hereof, by and among the Company, Connect Merger Sub, an exempted company incorporated with limited liability under the Laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“Merger Sub”), and SPAC, pursuant to which, among other things, Merger Sub will merge with and into SPAC (the “Merger”), whereupon the separate existence of Merger Sub will cease, and SPAC will continue as the surviving company and a wholly-owned subsidiary of the Company.

WHEREAS, each Company Shareholder is, as of the date of this Agreement, the beneficial and sole legal owner of the number of Pre-Subdivision Shares set forth opposite such Company Shareholder’s name on Schedule A hereto (such Pre-Subdivision Shares, together with any other Pre-Subdivision Shares acquired by such Company Shareholder after the date of this Agreement and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”).

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, the Company and SPAC have requested that each of the Company Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated into this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I
Representations and Warranties of the Company Shareholders

Each Company Shareholder severally and not jointly hereby represents and warrants to the Company and SPAC as follows:

1.1           Corporate Organization. Such Company Shareholder, if an entity, (a) has been duly organized, is validly existing and is in good standing under the Laws of its jurisdiction of organization and has the requisite corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted; and (b) is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

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1.2           Due Authorization. Such Company Shareholder, if an entity, has all requisite corporate power and authority, and if an individual, has full legal capacity, right and authority, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If such Company Shareholder is an entity, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate or equivalent proceeding on the part of such Company Shareholder is necessary to authorize this Agreement or such Company Shareholder’s performance hereunder. This Agreement has been duly and validly executed and delivered by such Company Shareholder and, assuming due authorization and execution by each other party hereto, this Agreement constitutes a legal, valid and binding obligation of such Company Shareholder, enforceable against such Company Shareholder in accordance with its terms, subject to the Enforceability Exceptions. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of such Company Shareholder.

1.3           Governmental Authorities; Consents. Assuming the truth and completeness of the representations and warranties of other parties hereto contained in this Agreement, no consent of or with any Governmental Authority on the part of such Company Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Company Shareholder of this Agreement or the consummation by such Company Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such consents or to make such filings or notifications would not prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

1.4           No-Conflict. The execution, delivery and performance by such Company Shareholder of this Agreement do not and will not (a) if such Company Shareholder is an entity, contravene or conflict with or violate any provision of, or result in the breach of the Organizational Documents of such Company Shareholder, (b) contravene or conflict with or result in a violation of any provision of any Law, Permit or Governmental Order binding upon or applicable to such Company Shareholder or any of its properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Contract to which such Company Shareholder is a party, or (d) result in the creation or imposition of any Lien upon any of the properties or assets of such Company Shareholder, except in the case of each of clauses (b) through (d) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

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1.5           Subject Shares. As of the date hereof, such Company Shareholder is the beneficial and sole legal owner of its Subject Shares, and all such Subject Shares are owned by such Company Shareholder free and clear of all Liens, other than Liens pursuant to this Agreement, the other Transaction Agreements, the Organizational Documents of the Company, any applicable Securities Laws or that would not, individually or in the aggregate, reasonably be expected to prevent, delay or impair the ability of such Company Shareholder to perform its obligations under this Agreement or the consummation of the Transactions. Such Company Shareholder does not legally own any Equity Securities of the Company other than the Subject Shares. Such Company Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by (i) this Agreement, (ii) other Transaction Agreements, (iii) the Organizational Documents of the Company, (iv) any applicable Securities Laws, or (v) that would not, individually or in the aggregate, reasonably be expected to prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

1.6           Acknowledgment. Such Company Shareholder understands and acknowledges that the Company and SPAC are entering into the Merger Agreement and the other Transaction Agreements in reliance upon such Company Shareholder’s execution and delivery of this Agreement. Such Company Shareholder has been given a copy of the Transaction Agreements, is knowledgeable regarding the structure of the Transactions, including the basis and purpose of the Merger Agreement and each of the other Transaction Agreements to which such Company Shareholder is a party and the transactions contemplated thereby and the roles of each of the respective parties thereto, and based on such information, made its own analysis and decision to enter this Agreement.

1.7           Absence of Litigation. With respect to such Company Shareholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of such Company Shareholder, threatened against, such Company Shareholder or any of such Company Shareholder’s properties or assets (including such Company Shareholder’s Owned Shares) that could reasonably be expected to prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

1.8           Additional Representations and Warranties of Individual Company Shareholder. Such Company Shareholder, if an individual, (a) is not a minor, and is of full age and sound mind; and (b) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the risks of the transactions contemplated by this Agreement and the other Transaction Agreements.

Article II
Representations and Warranties of SPAC

SPAC hereby represents and warrants to each Company Shareholder and the Company as follows:

2.1           Corporate Organization. SPAC is a corporation duly incorporated, is validly existing and is in good standing under the Laws of the Cayman Islands and has the requisite corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. SPAC is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not prevent, impede or, in any material respect, delay or adversely affect the performance by SPAC of its obligations under this Agreement.

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2.2           Due Authorization. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of SPAC and no other corporate or equivalent proceeding on the part of SPAC is necessary to authorize this Agreement or SPAC’s performance hereunder (except that the SPAC Shareholder Approval is a condition to the consummation of the Merger). This Agreement has been duly and validly executed and delivered by SPAC and, assuming due authorization and execution by each other party hereto, this Agreement constitutes a legal, valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, subject to the Enforceability Exceptions.

2.3            No-Conflict. Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.05 of the Merger Agreement and obtaining the SPAC Shareholder Approval, the execution, delivery and performance by SPAC of this Agreement and the consummation of the transactions by SPAC contemplated hereby do not and will not (a) contravene or conflict with or violate any provision of, or result in the breach of the SPAC Organizational Documents, (b) contravene or conflict with or result in a violation of any provision of any Law, Permit or Governmental Order binding upon or applicable to SPAC or any of its properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Contract to which SPAC is a party, or (d) result in the creation or imposition of any Lien upon any of the properties or assets of SPAC (including the Trust Account), except in the case of each of clauses (b) through (d) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by SPAC of its obligations under this Agreement.

Article III
Representations and Warranties of the Company

The Company hereby represents and warrants to each Company Shareholder and SPAC as follows:

3.1           Corporate Organization. The Company is an exempted company duly incorporated, is validly existing and is in good standing under the Laws of the Cayman Islands and has the requisite corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. The Company is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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3.2           Due Authorization. The Company has the requisite corporate power and authority to execute and deliver this Agreement, (subject to the consents, approvals, authorizations and other requirements described in Section 4.04 or Section 4.05 of the Merger Agreement) to perform all obligations to be performed by it hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Company Board and other than the consents, approvals, authorizations and other requirements described in Section 4.04 or Section 4.05 of the Merger Agreement, no other corporate proceeding on the part of the Company is necessary to authorize this Agreement or the Company’s performance hereunder. This Agreement has been duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by each other party hereto, this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

3.3           No-Conflict. Subject to the receipt of the consents, approvals, authorizations, and other requirements set forth in Section 4.05 of the Merger Agreement and obtaining the Company Shareholder Approval, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not, (a) contravene or conflict with, or trigger shareholder rights that have not been duly waived under, the Organizational Documents of the Company or any of its Subsidiaries, (b) contravene or conflict with or constitute a violation of any provision of any Law, Permit or Governmental Order binding upon or applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Specified Contract or (d) result in the creation or imposition of any Lien on any asset, property or Equity Security of the Company or any of its Subsidiaries (other than any Permitted Liens), except in the case of clauses (b) through (d) above as would not reasonably be expected to have, individually or, in the aggregate, a Material Adverse Effect.

Article IV
Agreement to Vote

4.1            Agreement to Vote.

(a)            In Favor of the Transactions. At any meeting of shareholders of the Company, or at any adjournment thereof, or in connection with any written consent of shareholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to any Company Transaction Proposals or any other transactions contemplated by the Merger Agreement and any other Transaction Agreements, each Company Shareholder shall: (i) if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting such approval of any Company Transaction Proposals or any other transactions contemplated by the Merger Agreement and any other Transaction Agreements (including, without limitation, any consent, waiver, approval required under the Company’s Organizational Documents or under any agreements between the Company and its shareholders, or otherwise sought with respect to the Merger Agreement or the transactions contemplated thereby or the Company Transaction Proposals) or, if there are insufficient votes in favor of granting such approval, in favor of the adjournment of such meeting of shareholders of the Company to a later date, and (iii) if no meeting is held, sign a unanimous written shareholders’ consent of the Company or other sufficient written consent granting such approvals, waivers, or other consents of any Company Transaction Proposals or any other transactions contemplated by the Merger Agreement and any other Transaction Agreements.

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(b)           Against Other Transactions. At any meeting of shareholders of the Company or at any adjournment thereof, or in connection with any written consent of shareholders of the Company or in any other circumstances upon which such Company Shareholder’s vote, consent or other approval is sought, each Company Shareholder shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent, if applicable) against (i) other than in connection with the Transactions, any Alternative Transaction Proposal involving the Company and its Subsidiaries, (ii) allowing the Company to execute or enter into, any agreement related to an Alternative Transaction Proposal, and (iii) entering into any agreement, or agreement in principle requiring the Company to impede, abandon, terminate or fail to consummate the transactions contemplated by the Merger Agreement or breach its obligations thereunder, which, in each of cases (i) and (iii) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement, the Mergers or any other Transaction or change in any manner the voting rights of any class of the Company’s share capital.

(c)            Revoke Other Proxies. Each Company Shareholder represents and warrants that any proxies or powers of attorney heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or powers of attorney have been or are hereby revoked, other than the voting and other arrangements under the Organizational Documents of the Company.

(d)           Irrevocable Proxy and Power of Attorney. Each Company Shareholder hereby unconditionally and irrevocably grants to, and appoints, SPAC and any individual designated in writing by SPAC, and each of them individually, as such Company Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Company Shareholder, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares, in a manner consistent with Section 4.1(a)  Such Company Shareholder understands and acknowledges that SPAC is entering into the Merger Agreement in reliance upon such Company Shareholder’s execution and delivery of this Agreement. Each Company Shareholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 4.1(d) are given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney are given to secure a proprietary interest and may under no circumstances be revoked. Each Company Shareholder hereby ratifies and confirms all that such irrevocable proxy and power of attorney may lawfully do or cause to be done by virtue hereof. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of this Agreement.

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(e)            Written Consent. Each Company Shareholder shall not revoke, withdraw, modify or amend the Written Consent approving the Company Transaction Proposals delivered to SPAC concurrently with the execution and delivery of the Merger Agreement.

4.2           No Transfer. From the date of this Agreement until the date of termination of this Agreement, each Company Shareholder shall not (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, with respect to any Subject Share, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a) to (c), collectively, “Transfer”), (ii) grant any proxies or powers of attorney or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in the Merger Agreement, other Transaction Agreements or the voting and other arrangements under the Organizational Documents of the Company, (iii) take any action that would reasonably be expected to make any representation or warranty of such Company Shareholder herein untrue or incorrect, or would reasonably be expected to have the effect of preventing or disabling such Company Shareholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, each Company Shareholder may make Transfers of such Company Shareholder’s Subject Shares (A) pursuant to this Agreement, (B) upon the consent of the Company and SPAC, (C) between such Company Shareholder and any of its Affiliates (and any of the Company Shareholder’s and its affiliates’ respective executive officers and directors) (provided that such Affiliate shall enter into a written agreement, in form and substance reasonably satisfactory to the Company and SPAC, agreeing to be bound by this Agreement to the same extent as such Company Shareholder was with respect to such transferred Subject Shares), (D) in the case of an individual, by gift to a member of one of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, (E) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual, (F) in the case of an individual, pursuant to a qualified domestic relations order, (G) in the case of an individual, pursuant to a charitable gift or contribution, and (H) by virtue of such Company Shareholder’s Organizational Documents upon liquidation or dissolution of such Company Shareholder, so long as, in each case of clauses (A) through (H), the power to vote (including, without limitation, by proxy or power of attorney) and otherwise fulfill such Company Shareholder’s obligations under this Agreement and the Merger Agreement is not relinquished or prior to and as a condition to the effectiveness of any such Transfer (provided that such transferee shall enter into a written agreement, in form and substance reasonably satisfactory to the Company and SPAC, agreeing to be bound by this Agreement to the same extent as such Company Shareholder was with respect to such transferred Subject Shares); provided, in the case of clauses (E), (F), and (H), the transferee will not be required to assume voting obligations if the transferee’s assumption of such obligations would violate any applicable Laws, including any securities Laws, or would reasonably be expected to materially delay or impede the Registration Statement or Proxy Statement being declared effective under the Securities Act. Any action attempted to be taken in violation of the preceding sentence will be null and void. Each Company Shareholder agrees with, and covenants to, the Company and SPAC that such Company Shareholder shall not request the Company to register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

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4.3           Waiver of Dissenters’ Rights. Each Company Shareholder agrees not to commence, join in, facilitate, assist or encourage, and agree to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against the Company, SPAC or Merger Sub, or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (b) alleging a breach of fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Merger Agreement. Such Company Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Companies Act and any other similar statute in connection with the Mergers and the Merger Agreement.

4.4           New Securities. In the event that prior to the Closing (i) any Pre-Subdivision Shares or other securities are issued or otherwise distributed to a Company Shareholder pursuant to any stock dividend or distribution, or any change in any of the Pre-Subdivision Shares or other share capital of the Company by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, including any shares received pursuant to the Share Subdivision, (ii) a Company Shareholder acquires legal or beneficial ownership of any Pre-Subdivision Shares after the date of this Agreement, including upon exercise of options, settlement or restricted share units or capitalization of working capital loans, or (iii) a Company Shareholder acquires the right to vote or share in the voting of any Pre-Subdivision Share after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

4.5           Restricted Activities. Such Company Shareholder shall not adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization without the prior written consent of the Company and SPAC, except by virtue of such Company Shareholder’s Organizational Documents upon liquidation or dissolution of such Company Shareholder, so long as, the power to vote (including, without limitation, by proxy or power of attorney) and otherwise fulfill such Company Shareholder’s obligations under this Agreement and the Merger Agreement is not relinquished or prior to and as a condition to the effectiveness of any such Transfer (provided that such transferee shall enter into a written agreement, in form and substance reasonably satisfactory to the Company and SPAC, agreeing to be bound by this Agreement to the same extent as such Company Shareholder was with respect to such transferred Subject Shares).

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Article V
Certain Other Covenants of Company Shareholders

5.1           Additional Matters. Each Company Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or SPAC may reasonably request for the purpose of effectively consummating the transactions contemplated by this Agreement, the Merger Agreement and the other Transaction Agreements and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company or the Cayman Companies Act) which would prevent, impede or, in any material respect, delay or adversely affect the consummation of the Mergers or any other Transaction.

5.2           Waiver of Certain Company Shareholders’ Rights. To the extent applicable to a Company Shareholder, such Company Shareholder hereby irrevocably waives and agrees not to exercise any rights he, she or it may have under the Amended and Restated Memorandum and Articles of Association of the Company adopted by a special resolutions of shareholders of the Company dated December 4, 2020, or any other Organizational Documents of the Company (including the Amended and Restated Shareholders Agreement, dated October 31, 2014, among the Company, certain Subsidiaries of the Company and the Company Shareholders, and in each case as may be amended, supplemented or otherwise modified from time to time in accordance with their terms) in connection with the Mergers and other transactions contemplated by the Merger Agreement and the other Transaction Agreements.

5.3           Exclusivity and Confidentiality. Each Company Shareholder shall be bound by and comply with Section 8.05(a) (Exclusivity; SPAC Board Recommendation) and Section 8.07(b) (Confidentiality; Publicity) of the Merger Agreement (and any relevant definitions contained in any such sections) as if (a) such Company Shareholder was an original signatory to the Merger Agreement with respect to such provisions, and (b) each reference to the “Company” contained in Section 8.05(a) of the Merger Agreement (other than Section 8.05(a)(i) or for purposes of the definition of Alternative Transaction Proposal) and “Affiliates” contained in Section 8.07(b) of the Merger Agreement also referred to such Company Shareholder.

5.4           Consent to Disclosure. Each Company Shareholder consents to and authorizes the Company or SPAC, as applicable, to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Authority or applicable securities exchange, and any press release or other disclosure document that the Company or SPAC, as applicable, reasonably determines to be necessary or advisable in connection with the Mergers or any other transactions contemplated by the Merger Agreement or this Agreement, such Company Shareholder’s identity and shareholding in the Company, the existence of this Agreement and the nature of such Company Shareholder’s commitments and obligations under this Agreement, and each Company Shareholder acknowledges that the Company or SPAC may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange. Each Company Shareholder shall promptly give the Company or SPAC, as applicable, any information that is in its possession that the Company or SPAC, as applicable, may reasonably request for the preparation of any such disclosure documents, and each Company Shareholder agrees to promptly notify the Company and SPAC of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Company Shareholder shall become aware that any such information shall have become false or misleading in any material respect.

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Article VI
General Provisions

6.1           Termination. This Agreement shall be effective from the date hereof and shall terminate automatically and become void and of no further force or effect, without any notice or other action by any Person, upon the earliest of (a) as to a Company Shareholder, the mutual written consent of the Company, such Company Shareholder and SPAC, (b) the termination of the Merger Agreement in accordance with its terms and (c) the Closing, provided that, in the event that the Merger Agreement is not terminated pursuant to its terms prior to the Closing, Articles I through IV shall terminate upon the Closing but Article V (for Section 5.3, solely with respect to 8.07(b) (Confidentiality; Publicity) of the Merger Agreement) shall survive indefinitely. The termination of this Agreement shall not relieve any party from any liability arising in respect of any willful and material breach of this Agreement prior to such termination. Upon the termination of this Agreement (or any portion thereof), this Article VI shall survive indefinitely.

6.2           Capacity as a Company Shareholder. Each Company Shareholder signs this Agreement solely in such Company Shareholder’s capacity as a shareholder of the Company, and not in such Company Shareholder’s capacity as a director, officer or employee of the Company, if applicable. Nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement. Notwithstanding any other provision of this Agreement, in no event will any Company Shareholder be liable for any other Company Shareholder’s breach of such other Company Shareholder’s representations, warranties, covenants, or agreements contained in this Agreement or any letter of transmittal, shareholder written consent or other ancillary agreement to which such other Company Shareholder is a party.

6.3           Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the mail in the United States mail having been sent registered or certified mail receipt requested, postage pre-paid, (iii) when delivered by FedEx or other nationally recognized overnight courier or delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day) to the Company and SPAC in accordance with Section 11.02 of the Merger Agreement and to each Company Shareholder at its address set forth on such Company Shareholder’s signature page hereto (or at such other address for a party as shall be specified by like notice).

6.4           Entire Agreement; Amendment. This Agreement (together with the Schedules and Exhibits to this Agreement) constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and the transactions contemplated hereby and supersedes any other agreements and understandings, whether written or oral, that may have been made or entered into by or between the parties hereto relating to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

6.5           Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties hereto, except that, for the avoidance of doubt, in connection with a Transfer of any Subject Shares in accordance with the terms of this Agreement, transferee to whom such Subject Shares are transferred shall thenceforth be entitled to all the rights and be subject to all the obligations under this Agreement; provided, that no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this Section 6.5 shall be null and void, ab initio. For the avoidance of doubt, no Transfer of Pre-Subdivision Shares, Company Ordinary Shares or Company Series C Preferred Shares shall be (or be deemed to be) an assignment of this Agreement or the rights or obligations hereunder.

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6.6           Governing Law. This Agreement, and all Actions or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereunder, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

6.7           Jurisdiction; WAIVER OF TRIAL BY JURY. Any Action based upon, arising out of or related to this Agreement or the Transactions shall be brought in the Delaware Court of Chancery, and if the Delaware Court of Chancery does not have or take jurisdiction over such Action, any other federal court located in the State of Delaware, and each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereunder in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 6.7. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE TRANSACTION AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.7.

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6.8           Enforcement. Each of the parties hereto agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 6.1, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not allege, and each party hereby waives the defense, that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 6.6 shall not be required to provide any bond or other security in connection with any such injunction.

6.9           Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Delivery by email to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

ASIA INNOVATIONS GROUP LIMITED

By:	/s/ OUYANG Yun
	Name:	OUYANG Yun
	Title:	Director

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

MAGNUM OPUS ACQUISITION LIMITED

By:	/s/ Hou Pu Jonathan Lin
	Name:	Hou Pu Jonathan Lin
	Title:	Director

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

Rong Fong TIAN

By:	/s/ Rong Fong Tian
	Address:	111 North Bridge Road, #27-01 Peninsula Plaza, Singapore 179098

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

CHEERING POINT LIMITED

By:	/s/ OUYANG Yun
	Name:	OUYANG Yun
	Title:	Director
	Address:	111 North Bridge Road, #27-01 Peninsula Plaza, Singapore 179098

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

KPCB CHINA FUND II, L.P.

By:	/s/ Susan Biglieri
	Name:	Susan Biglieri
	Title:	Authorized Signatory
	Address:	2750 Sand Hill Road Menlo Park, CA 94025

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

MAGIC STONE HONG TAO ALTERNATIVE FUND, L.P.

By:	/s/ Ben Harburg
	Name:	Ben Harburg
	Title:	Authorized Signatory
	Address:	Suite 3102, Fortune Financial Centre No.5 East Third Ring Middle Road Chaoyang District, Beijing, China 100044

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

MSA CHINA FUND I L.P.

By:	/s/ Ben Harburg
	Name:	Ben Harburg
	Title:	Authorized Signatory
	Address:	Suite 3102, Fortune Financial Centre No.5 East Third Ring Middle Road Chaoyang District, Beijing, China 100044

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

BILLION VIEW INC.

By:	/s/ MU-JO LIN
	Name:	MU-JO LIN
	Title:	Authorized Signatory
	Address:	11F, NO. 1338, CHUNG CHENG RD., TAOYUAN DIST., TAOYUAN CITY, TAIWAN, R.O.C.

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

ACTIVE MEDIA HOLDINGS LIMITED

By:	/s/ THACH, Charles Cuong-Tan
	Name:	THACH, Charles Cuong-Tan
	Title:	Director
	Address:	G/F, 35 Yik Yam Street, Happy Valley Hong Kong SAR

[Signature Page to Company Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

CAMBRIAN US LLC

By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	General Counsel of Wicklow Capital Inc. Manager of Cambrian US LLC
	Address:	737 North Michigan Avenue, Suite 2100 Chicago, Illinois, 60611 U.S.A.

[Signature Page to Company Shareholder Voting Agreement]

Schedule A

Schedule A